Schedule of accounts payable and accrued liabilities (Details) - USD ($) $ in Thousands	Jun. 30, 2026	Dec. 31, 2025
Accounts Payable And Accrued Liabilities
Accounts payable	$ 1,305	$ 1,440
Accrued liablities	779	732
VAT payable	9	96
Total	$ 2,093	$ 2,268